Exhibit 99.1

Cooper Standard Announces Proposed Private Offering of $1.1 Billion of Senior Secured First Lien Notes
NORTHVILLE, Mich., February 17, 2026 -- Cooper-Standard Holdings Inc. (NYSE: CPS) (“Cooper Standard,” “Company” or “we”) today announced that its wholly-owned subsidiary, Cooper-Standard Automotive Inc. (the “Issuer”), intends, subject to market and other customary conditions, to offer $1.1 billion in aggregate principal amount of Senior Secured First Lien Notes due 2031 (the “Notes”) in a private offering. The Notes will be the senior secured obligations of, and will be guaranteed on a senior secured basis by, CS Intermediate HoldCo 1 LLC and certain of the Issuer’s domestic subsidiaries that guarantee certain other indebtedness. The Notes will also be guaranteed on a senior unsecured basis by Cooper-Standard Latin America B.V., which also guarantees the Issuer’s senior asset-based revolving credit facility.
The Issuer intends to use the net proceeds from the Notes offering, together with cash on hand, to (i) redeem all of its existing and outstanding 13.50% Cash Pay / PIK Toggle Senior Secured First Lien Notes due 2027, 5.625% Cash Pay / 10.625% PIK Toggle Senior Secured Third Lien Notes due 2027 and 5.625% Senior Notes due 2026 at the applicable redemption prices including premiums, if any (collectively, the “Redemptions”); and (ii) pay fees and expenses related to the Notes offering and the Redemptions.
The Notes are being offered and issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), only to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act and to non-U.S. persons outside the United States in accordance with Regulation S under the Securities Act.
This press release does not and will not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Notes and the related note guarantees have not and will not be registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States to, or for the benefit of, U.S. persons except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This press release does not constitute a notice of redemption nor the solicitation of an offer to buy any security (including the 13.50% Cash Pay / PIK Toggle Senior Secured First Lien Notes due 2027, 5.625% Cash Pay / 10.625% PIK Toggle Senior Secured Third Lien Notes due 2027 and 5.625% Senior Notes due 2026 and in each case, the related note guarantees), nor shall there be any offer, solicitation or sale of any security, in any jurisdiction in which such offering, solicitation or sale would be unlawful.
About Cooper Standard
Cooper Standard, headquartered in Northville, Mich., with locations in 20 countries, is a leading global supplier of sealing and fluid handling systems and components. Utilizing our materials science and manufacturing expertise, we create innovative and sustainable engineered solutions for diverse transportation and industrial markets. Cooper Standard’s approximately 22,000 team members (including contingent workers) are at the heart of our success, continuously improving our business and surrounding communities.
Forward Looking Statements
This press release includes “forward-looking statements” within the meaning of U.S. federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. Our use of words “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “believe,” “outlook,” “guidance,” “forecast,” or future or conditional verbs, such as “will,” “should,” “could,” “would,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon our current expectations and various assumptions. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, we cannot assure you that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. Among other items, such factors may include: volatility or decline of the Company’s stock price, or absence of stock price appreciation; impacts and disruptions related to the wars in Ukraine and the Middle East; the effects of any U.S. government shutdown and its impact on our customers; our ability to achieve commercial recoveries and to offset the adverse impact of higher commodity and other costs through pricing and other negotiations with our customers; work stoppages or other labor disruptions with our employees or our customers’ employees; prolonged or material contractions in automotive sales and production volumes; our inability to realize sales represented by awarded business; escalating pricing pressures; loss of large customers or significant platforms; our ability to successfully compete in the automotive parts industry; availability and increasing volatility in costs of manufactured components and raw materials; disruptions in our supply base or our customers’ supply base; competitive threats and commercial risks associated with our diversification strategy; possible variability of our working capital requirements; risks associated with our international operations, including changes in laws and regulations; changes in U.S. or foreign trade policies, including the imposition of tariffs on imported goods and other trade restrictions; foreign currency exchange rate fluctuations; our ability to control the operations of our joint ventures for our sole benefit; our substantial amount of indebtedness and rates of interest; our ability to obtain adequate financing sources in the future; operating and financial restrictions imposed on us under our debt instruments; the underfunding of our pension plans; significant changes in discount rates and the actual return on pension assets; effectiveness of continuous improvement programs and other cost savings plans; significant costs related to manufacturing facility closings or consolidation; our ability to execute new program launches; our ability to meet customers’ needs for new and improved products; the possibility that our acquisitions and divestitures may not be successful; product liability, warranty and recall claims brought against us; laws and regulations, including environmental, health and safety laws and regulations; legal and regulatory proceedings, claims or investigations against us; the potential impact of any future public health events on our financial condition and results of operations; the ability of our intellectual property to withstand legal challenges; cyber-attacks, data privacy concerns, other disruptions in, or the inability to implement upgrades to, our information technology systems; the possible volatility of our annual effective tax rate; the possibility of a failure to maintain effective controls and procedures; the possibility of future impairment charges to our goodwill and long-lived assets; our ability to identify, attract, develop and retain a skilled, engaged and diverse workforce; our ability to procure insurance at reasonable rates; our dependence on our subsidiaries for cash to satisfy our obligations; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission.
You should not place undue reliance on these forward-looking statements. Our forward-looking statements speak only as of the date of this press release and we undertake no obligation to publicly update or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except where we are expressly required to do so by law.
This press release also contains estimates and other information that is based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information.

Contact for Investors & Analysts:	Contact for Media:
Roger Hendriksen	Chris Andrews
Cooper Standard	Cooper Standard
(248) 596-6465	(248) 596-6217
roger.hendriksen@cooperstandard.com	candrews@cooperstandard.com